Exhibit 99.1
FOR RELEASE	November 15, 2010

WESTSTAR FINANCIAL SERVICES CORPORATION
REPORTS THIRD QUARTER RESULTS

ASHEVILLE, NORTH CAROLINA - Weststar Financial Services Corporation (OTC BB:”WFSC”) reported a consolidated net loss of $4,657,000 for the three months ended September 30, 2010, compared to net income of $132,000 for the comparable period in 2009; or a loss of $2.15 and income of $.06, respectively, on a diluted per share basis.  For the nine-month period ended September 30, 2010, the net loss totaled $18,657,000 or $8.61 per share, compared to prior year net income of $789,000 or $.35 on a diluted per share basis.

The loss was attributable primarily to declines in the values of real estate and other assets underlying some of the Company’s nonperforming loans.  While the economy has demonstrated some signs of improvement, the real estate market in the Asheville area, especially new development, continues to lag.  As a result, the Company added $4,497,000 to the allowance for loan loss reserve during the third quarter of 2010, which brought the reserve to $8,450,000, or 5.11% of loans outstanding.  This addition raised the provision for loan loss expense for the nine months ended September 30, 2010, to $19,004,000.  The provision includes a $3,100,000 allocation to specific loans which was the result of the Company's decision to strengthen the allowance for loan loss in anticipation of slow progress on these construction development loans.

As of September 30, 2010, consolidated net assets were $195,306,000 compared to $223,587,000 a year earlier.  Deposits were $187,839,000, down 4.01% from 12 months ago; investments were $11,631,000, down 48.1%, and total loans were $165,310,000, down 10.9%.  Nonperforming assets were $33,377,000 compared to $25,973,000 on December 31, 2009 and $6,809,000 on September 30, 2009.

“Our primary focus is managing nonperforming assets and raising additional capital.  Net charge-offs for the quarter were down sharply to $233,000 compared to $13,398,000 during the previous quarter ended June 30, 2010.  In the third quarter of 2009, net charge-offs were $197,000,” said Randall C. Hall, President and Chief Executive Officer.

“While we likely will have additional losses to recognize; we believe they will continue to moderate over the next several quarters,” Hall said.

Weststar Financial Services Corporation is the parent company of Bank of Asheville.  Weststar Financial Services Corporation owns 100% of Weststar Financial Services Corporation I, a statutory trust formed for the purpose of issuing trust preferred securities.  The Bank operates five full service banking offices in Buncombe County, North Carolina – downtown Asheville, Candler, Leicester, South Asheville, and Reynolds.

This news release contains forward-looking statements.  Such statements are subject to certain factors that may cause the company’s results to vary from those expected.  These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

* * * * *

For Further Information, please contact:	Randall C. Hall
President & CEO
Chief Financial Officer
Voice (828) 232-2904; Fax (828) 350-3904
e-mail rhall@bankofasheville.com

Weststar Financial Services Corporation & Subsidiary
Selected Financial Data
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	% change	2010	2009	% change
Consolidated earning summary:
Interest income	$2,484,890	$3,207,708	-22.5%	$7,771,443	$9,507,976	-18.3%
Interest expense	667,684	1,042,572	-36.0%	2,309,139	3,388,899	-31.9%
Net interest income	1,817,206	2,165,136	-16.1%	5,462,304	6,119,077	-10.7%
Provision for loan losses	4,497,030	869,015	417.5%	19,004,420	1,344,905	1313.1%
Net interest income after
provision for loan losses	(2,679,824)	1,296,121	-306.8%	(13,542,116)	4,774,172	-383.7%
Other income	890,646	463,466	92.2%	1,708,526	1,336,264	27.9%
Other expenses	2,729,621	1,616,278	68.9%	6,601,971	5,001,042	32.0%
Income (loss) before taxes	(4,518,799)	143,309	-3253.2%	(18,435,561)	1,109,394	-1761.8%
Income taxes (benefit)	138,415	11,686	1084.5%	221,175	319,959	-30.9%
Net income (loss)	$(4,657,214)	$131,623	-3638.3%	$(18,656,736)	$789,435	-2463.3%
Basic net income (loss) per common share	$(2.15)	$0.06	-3683.3%	$(8.61)	$0.37	-2427.0%
Diluted net income (loss) per common share	(2.15)	0.06	-3683.3%	(8.61)	0.35	-2560.0%
Average Shares - Basic	2,167,517	2,146,817	1.0%	2,167,517	2,142,534	1.2%
Average Shares - Diluted	2,167,517	2,244,029	-3.4%	2,167,517	2,241,998	-3.3%
Consolidated balance sheet data:
Total Assets				$195,305,850	$223,587,462	-12.7%
Total Deposits				187,839,021	195,756,057	-4.0%
Loans (gross)				165,309,503	185,441,835	-10.9%
Investments				11,631,139	22,414,711	-48.1%
Shareholders' Equity				(1,852,323)	17,845,457	-110.4%
Consolidated average balance sheet data:
Total Assets	$211,128,994	$224,637,174	-6.0%	$221,238,375	$216,527,533	2.2%
Total Deposits	198,241,149	196,112,318	1.1%	198,680,242	187,926,584	5.7%
Loans (gross)	167,583,639	184,061,988	-9.0%	179,071,509	178,375,357	0.4%
Investments	23,630,791	22,646,050	4.4%	24,180,051	23,136,296	4.5%
Shareholders' Equity	3,071,697	17,804,500	-82.8%	12,631,150	17,348,759	-27.2%
Consolidated performance ratios:
Return on average assets*	-8.75%	0.23%		-11.27%	0.49%
Return on average equity*	-601.52%	2.93%		-197.48%	6.08%
Leverage ratio	-0.99%	9.53%		-0.99%	9.53%
Tier 1 capital	-1.25%	11.01%		-1.25%	11.01%
Total risk-based capital	0.00%	12.26%		0.00%	12.26%
Average capital to average assets	1.45%	7.93%		5.71%	8.01%
Consolidated asset quality data and ratios:
Nonaccrual loans				$24,688,754	$6,078,050	306.2%
Restructured loans				5,713,572	95,000	5914.3%
Accruing loans 90 days past due				-	-	0.0%
Nonperforming loans				30,402,326	6,173,050	392.5%
Foreclosed properties				2,974,725	636,219	367.6%
Repossessions				-	-	0.0%
Nonperforming assets				33,377,051	6,809,269	390.2%
Restructured loans not included in categories above				2,491,348	1,136,527	219.2%
Allowance for loan losses				8,449,832	3,519,884	140.1%
Loans charged off				14,155,455	380,394	3621.3%
Recoveries of loans charged off				88,604	25,392	248.9%
Net loan charge-offs				14,066,851	355,002	3862.5%
Net charge-offs to average loans*				10.50%	0.27%	3788.9%
Nonperforming loans to total loans				18.39%	3.33%	452.3%
Nonperforming assets to total assets				17.09%	3.05%	461.2%
Allowance coverage of nonperforming loans				27.79%	57.02%	-51.3%
Allowance for loan losses to gross loans				5.11%	1.90%	169.0%

*Annualized based on number of days in the period.

Weststar Financial Services Corporation & Subsidiary
Supplemental Quarterly Financial Data
	Quarters Ended
	Sept	Jun 30,	Mar 31,	Dec 30,	Sept 30,
	2010	2010	2010	2009	2009
Consolidated earning summary:
Interest income	$2,484,890	$2,526,630	$2,759,923	$2,689,965	$3,207,708
Interest expense	667,684	800,690	840,765	927,850	1,042,572
Net interest income	1,817,206	1,725,940	1,919,158	1,762,115	2,165,136
Provision for loan losses	4,497,030	14,069,355	438,035	1,873,495	869,015
Net interest income after provision for loan losses	(2,679,824)	(12,343,415)	1,481,123	(111,380)	1,296,121
Other income	890,646	424,908	392,972	446,532	463,466
Other expenses	2,729,621	2,065,912	1,806,438	1,798,294	1,616,278
Income (loss) before taxes	(4,518,799)	(13,984,419)	67,657	(1,463,142)	143,309
Income taxes (benefit)	138,415	96,351	(13,591)	(600,485)	11,686
Net income (loss)	$(4,657,214)	$(14,080,770)	$81,248	$(862,657)	$131,623
Basic net income (loss) per common share	$(2.15)	$(6.50)	$0.04	$(0.40)	$0.06
Diluted net income (loss) per common share	(2.15)	(6.50)	0.04	(0.39)	0.06
Average Shares - Basic	2,167,517	2,167,517	2,167,517	2,147,575	2,146,817
Average Shares - Diluted	2,167,517	2,167,517	2,182,009	2,209,253	2,244,029
Consolidated balance sheet data:
Total Assets	$195,305,850	$214,238,003	$224,466,567	$223,755,740	$223,587,462
Total Deposits	187,839,021	200,896,609	197,508,562	197,122,741	195,756,057
Loans (gross)	165,309,503	170,438,295	184,066,654	185,474,873	185,441,835
Investments	11,631,139	24,456,879	24,082,597	25,046,500	22,414,711
Shareholders' Equity	(1,852,323)	3,025,530	16,938,967	16,844,208	17,845,457
Consolidated average balance sheet data:
Total Assets	$211,128,994	$228,622,686	$224,106,939	$226,535,958	$224,637,174
Total Deposits	198,241,149	201,604,540	196,173,185	198,443,652	196,112,318
Loans (gross)	167,583,639	183,687,355	186,147,532	186,053,433	184,061,988
Investments	23,630,791	24,264,392	24,656,238	22,238,326	22,646,050
Shareholders' Equity	3,071,697	16,940,567	18,045,751	18,020,645	17,804,500
Consolidated performance ratios:
Return on average assets*	-8.75%	-24.70%	0.15%	-1.51%	0.23%
Return on average equity*	-601.52%	-333.39%	1.83%	-18.99%	2.93%
Leverage ratio	-0.99%	1.51%	9.24%	9.11%	9.53%
Tier 1 capital	-1.25%	1.93%	10.74%	10.59%	11.01%
Total risk-based capital	0.00%	3.85%	11.99%	11.84%	12.26%
Average capital to average assets	1.45%	7.41%	8.05%	7.95%	7.93%
Consolidated asset quality data and ratios:
Nonaccrual loans	$24,688,754	$20,386,235	$21,842,975	$22,870,696	$6,078,050
Restructured loans	5,713,572	4,470,275	3,691,277	2,591,289	95,000
Accruing loans 90 days past due	-	-	-	-	-
Nonperforming loans	30,402,326	24,856,510	25,534,252	25,461,985	6,173,050
Foreclosed properties	2,974,725	2,910,381	1,248,947	511,112	636,219
Repossessions	-	13,325	19,220	-	-
Nonperforming assets	33,377,051	27,780,216	26,802,419	25,973,097	6,809,269
Restructured loans not included in categories above	2,491,348	3,564,735	8,123,247	7,748,562	1,136,527
Allowance for loan losses	8,449,832	4,185,422	3,514,083	3,512,263	3,519,884
Loans charged off	249,683	13,412,398	493,374	1,886,088	201,398
Recoveries of loans charged off	17,063	14,382	57,159	4,972	4,759
Net loan charge-offs	232,620	13,398,016	436,215	1,881,116	196,639
Net charge-offs to average loans*	0.55%	29.26%	0.95%	4.01%	0.42%
Nonperforming loans to total loans	18.39%	14.58%	13.87%	13.73%	3.33%
Nonperforming assets to total assets	17.09%	12.97%	11.94%	11.61%	3.05%
Allowance coverage of nonperforming loans	27.79%	16.84%	13.76%	13.79%	57.02%
Allowance for loan losses to gross loans	5.11%	2.46%	1.91%	1.89%	1.90%

* Annualized based on number of days in the period.